UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2006

Innkeepers USA Trust

(Exact name of registrant as specified in its charter)

Commission File Number: 001-12201

Maryland	65-0503831
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

340 Royal Poinciana Way

Suite 306

Palm Beach, FL 33480

(Address of principal executive offices)

561-835-1800

(Registrant’s telephone number, including area code)

306 Royal Poinciana Way

Palm Beach, FL 33480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02	Results of Operations and Financial Condition

On November 7, 2006, Innkeepers USA Trust (the “Company”) issued a press release announcing its financial results for the three months and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release dated November 7, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innkeepers USA Trust

Date: November 7, 2006	By:	/s/ Mark A. Murphy
Mark A. Murphy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Ex. 99.1	Press release dated November 7, 2006